================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                            -------------------------

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2001

                                 COHERENT, INC.
             (Exact name of Registrant as specified in its charter)
                            ------------------------


           DELAWARE                        5255                 94-1622541
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                            5100 PATRICK HENRY DRIVE
                              SANTA CLARA, CA 95054
                                 (408) 764-4000

                            -------------------------
          (Address, including zip code, of principal executive offices)






               Registrant's Telephone Number, Including Area Code:


                                 (408) 764-4000
                            ------------------------


--------------------------------------------------------------------------------




================================================================================


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ITEM 5. OTHER EVENTS.

        On February 25, 2001, Coherent, Inc., a Delaware corporation, ("Registrant") issued a press release (attached hereto as Exhibit 99.1) announcing the signing of a definitive agreement with ESC Medical Systems Ltd. to sell its medical products division, Coherent Medical Group ("CMG") for approximately $203 million, based on ESC's closing stock price on February 23, 2001, plus an earnout of up to $25 million. The $203 million is comprised of $100 million in cash, 5,432,000 shares of ESC common stock (representing approximately 16.5% of the ESC shares outstanding following the transaction) and $12.9 million in an 18-month 5% subordinated promissory note. The $25 million earnout is based on the future performance of CMG.

        The consummation of the transaction is subject to customary conditions, including approval from regulatory authorities and the financing of the transaction under commitment letters ESC has received from two leading Israeli banks.

        The information that is set forth in our Press Release dated February 26, 2001, which is attached to this Current Report as an exhibit, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   EXHIBITS.

                    2.1    Asset Purchase Agreement by and among, ESC Medical
                            Systems Ltd., Energy Systems Holdings Inc., and Coherent, Inc., dated as of February 25, 2001.

                    99.1   Text of Press Release, dated as of February 26, 2001.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COHERENT, INC.
                                             A Delaware Corporation



Dated: March 2, 2001                         By: /s/ Robert J. Quillinan
                                                 ------------------------------
                                                 Robert J. Quillinan
                                                 Executive Vice President, and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------
       2.1        Asset Purchase Agreement by and among, ESC Medical Systems
                  Ltd., Energy Systems Holdings Inc., and Coherent, Inc., dated as of February 25, 2001.

       99.1       Text of Press Release, dated February 26, 2001.